UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 31, 2024

Home Federal Bancorp, Inc. of Louisiana
(Exact name of registrant as specified in its charter)

Louisiana	001-35019	02-0815311
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

624 Market Street, Shreveport, Louisiana		71101
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(318) 222-1145

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $.01 per share)	HFBL	Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04        Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

Home Federal Bank, a wholly-owned subsidiary of Home Federal Bancorp, Inc. of Louisiana (the “Corporation”), has determined to deregister the previous registration and offering of common stock of the Corporation under the Securities Act of 1933, as amended, through the Home Federal Bank Employees’ Savings & Profit Sharing and Trust (the “401(k) Plan”) as of June 30, 2024.  In connection with deregistration of the common stock of the Corporation offered through the 401(k) Plan, there will be a blackout period during which participants in the 401(k) Plan will be temporarily unable to direct or diversify investments in the Corporation’s common stock fund in their individual accounts in the 401(k) Plan commencing on July 1, 2024 and ending on or about October 1, 2024.

In accordance with the requirements of Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR, on May 31, 2024, the Corporation notified its directors and executive officers of a corresponding blackout with respect to shares of the common stock of the Corporation held by them. A copy of the Notice of Blackout Period sent to the directors and executive officers is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits

(a)        Not applicable.

(b)        Not applicable.

(c)        Not applicable.

(d)       The following exhibit is included with this Report:

Exhibit Number	Description
99.1	Notice of Blackout Period dated May 31, 2024 to Directors and Executive Officers of Home Federal Bancorp, Inc. of Louisiana

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOME FEDERAL BANCORP, INC. OF LOUISIANA

Date: May 31, 2024	By:	/s/ James R. Barlow
James R. Barlow
Chairman of the Board, President and Chief Executive Officer

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